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Exhibit 10.3

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

        This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of July 15, 2009, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation ("Antero"), ANTERO RESOURCES MIDSTREAM CORPORATION, a Delaware corporation ("Antero Midstream"), ANTERO RESOURCES PICEANCE CORPORATION, a Delaware corporation ("Antero Piceance"), ANTERO RESOURCES PIPELINE CORPORATION, a Delaware corporation ("Antero Pipeline"), and ANTERO RESOURCES APPALACHIAN CORPORATION, a Delaware corporation ("Antero Appalachian" and, together with Antero, Antero Midstream, Antero Piceance and Antero Pipeline, each, a "Borrower" and collectively, the "Borrowers"), CERTAIN SUBSIDIARIES OF BORROWERS, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

        WHEREAS, the Borrowers, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of January 14, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

        WHEREAS, the Administrative Agent, the Lenders and the Borrowers have agreed to amend the Credit Agreement to increase the Aggregate Commitment to $400,000,000 and for certain other purposes as provided herein, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.    Amendments to Credit Agreement.    Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

        1.1    Amended Definitions.    The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their respective entireties to read as follows:

          "Aggregate Commitment" means the amount equal to the lesser of (a) the Maximum Facility Amount and (b) the Borrowing Base then in effect, as such amount may be (i) reduced or increased from time to time as a result of changes in the Borrowing Base pursuant to Article III, and (ii) reduced from time to time as a result of changes in the Maximum Facility Amount pursuant to Section 2.02.

          "Consolidated Current Assets" means, as of any date of determination, the total of (i) the Consolidated current assets of each Borrower and its Restricted Subsidiaries, determined in accordance with GAAP as of such date and calculated on a combined basis, plus, the Aggregate Unused Commitment as of such date, plus the Capital Call Amount and (ii) less any non-cash assets required to be included in Consolidated current assets of any Borrower and the Restricted Subsidiaries as a result of the application of FASB Statement 123R, 133 or 143 as of such date. For purposes of this definition, the calculation of the Aggregate Unused Commitment as of such date shall be made after giving effect to any changes in the Borrowing Base or the Aggregate Commitment approved by the Lenders (or at least the required percentage thereof) within fifteen (15) days after the end of such fiscal quarter and still in effect at the end of such fifteen (15) day period.

        1.2    Amendment to Schedules.    Schedule 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.    Increase in the Aggregate Commitment.    On the date this Amendment becomes effective, JPMorgan Chase Bank, N.A., in its capacity as a Lender under the Credit Agreement, hereby agrees to increase its Commitment under the Credit Agreement to the amount set forth opposite its name on Schedule 1.01 of this Amendment; provided that upon such increase in the Aggregate Commitment, the outstanding Credit Exposure of each of the Lenders shall be reallocated such that each of the Lenders shall have the appropriate portion of the Aggregate Credit Exposure (based in each case on such Lender's Applicable Percentage set forth on Schedule 1.01 of this Amendment). To the extent requested by any Lender in accordance with Section 2.16 of the Credit Agreement, the Borrowers hereby agree to pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrowers under Section 2.16 of the Credit Agreement as a result of such reallocation.

SECTION 3.    Conditions.    The amendments to the Credit Agreement contained in Section 1 of this Amendment and the increase in the Aggregate Commitment contained in Section 2 of this Amendment shall become effective upon the satisfaction of each of the conditions set forth in this Section 3.

        3.1    Execution and Delivery.    Each Credit Party, each Lender, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

        3.2    No Default.    No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

        3.3    Fees.    The Borrowers, the Administrative Agent and the Arranger shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and the Arranger shall have received the fees separately agreed upon in such fee letter.

        3.4    Other Documents.    The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4.    Representations and Warranties of Credit Parties.    To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

        4.1    Reaffirmation of Representations and Warranties/Further Assurances.    After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

        4.2    Corporate Authority; No Conflicts.    The execution, delivery and performance by each Credit Party (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party's corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

        4.3    Enforceability.    This Amendment constitutes the valid and binding obligation of the Borrowers and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

        4.4    No Default.    As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5.    Miscellaneous.

        5.1    Reaffirmation of Loan Documents and Liens.    Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

        5.2    Parties in Interest.    All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        5.3    Legal Expenses.    Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

        5.4    Counterparts.    This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

        5.5    Complete Agreement.    THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        5.6    Headings.    The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

        5.7    Governing Law.    This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

        5.8    Loan Document.    This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.
Signature pages follow.]

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWERS:
ANTERO RESOURCES CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting
ANTERO RESOURCES MIDSTREAM CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting
ANTERO RESOURCES PICEANCE CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting
ANTERO RESOURCES PIPELINE CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting

SIGNATURE PAGE

ANTERO RESOURCES APPALACHIAN CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender,
By:	/s/ Ryan Fuessel
	Name:	Ryan Fuessel
	Title:	Senior Vice President

SIGNATURE PAGE

BANK OF SCOTLAND plc, as Co-Syndication Agent and a Lender,
By:
Name:
Title:

SIGNATURE PAGE

BNP PARIBAS, as Co-Syndication Agent and a Lender,
By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Director
By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

SIGNATURE PAGE

UNION BANK, N.A. (f/k/a UNION BANK OF CALIFORNIA, N.A.), as Documentation Agent and a Lender,
By:	/s/ Jarrod Bourgeois
	Name:	Jarrod Bourgeois
	Title:	Vice President

SIGNATURE PAGE

WELLS FARGO BANK, N.A., as a Lender,
By:	/s/ Oleg Kogan
	Name:	Oleg Kogan
	Title:	Vice President

SIGNATURE PAGE

FORTIS CAPITAL CORP., as a Lender,
By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Director
By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION, as a Lender,
By:	/s/ Daria M. Mahoney
	Name:	Daria M. Mahoney
	Title:	Vce President

SIGNATURE PAGE

COMERICA BANK, as a Lender,
By:
Name:
Title:

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION, as a Lender,
By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Assistant Vice President

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY, as a Lender,
By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

SIGNATURE PAGE

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  Exhibit 10.3
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
WITNESSETH